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                                                                 EXHIBIT 10.4(d)

                          THIRD MODIFICATION AGREEMENT


DATE:                         March 28, 1997

PARTIES: Borrower:            BOWMAR INSTRUMENT CORPORATION,
                              an Indiana corporation

          Lender:             BANK ONE, ARIZONA, NA,
                              a national banking association

RECITALS:

         A. Pursuant to that Loan Agreement dated August 28, 1995 (the "Loan Agreement"), Lender has extended to Borrower the following credit facilities (the "Loans"):

            1. A revolving line of credit (the "RLC") in the principal amount of $4,000,000.00, evidenced by the Revolving Promissory Note, dated August 28, 1995 ("RLC Note"). The unpaid principal of the RLC as of August 2, 1996 was $1,603,150.75.

            2. A term loan (the "Term Loan") in the principal amount of $4,200,000.00, evidenced by the Promissory Note (Term Note), dated August 28, 1995 ("Term Note"). The unpaid principal of the Term Note as of August 2, 1996 was $3,895,000.00.

         B. The Loans are secured by, among other things, the following:

            1. Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated August 28, 1995 (the "Indiana Mortgage"), by Borrower, as debtor, in favor of Lender, as secured party, covering real property located in Wayne County, Indiana.

            2. Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated August 28, 1995 ("Massachusetts Mortgage"), by Bowmar/ALI, Inc., a Massachusetts corporation ("Bowmar/ALI"), as debtor, in favor of Lender, as secured party, covering real property located in Middlesex County, Massachusetts.

            3. Security Agreement dated August 28, 1995 (the "Security Agreement"), by Borrower, as debtor, in favor of Lender, as secured party, covering the personal property described therein.

The agreements, documents, and instruments securing the Loans are referred to individually and collectively as the "Security Documents."
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         C. Lender and Borrower have previously executed a Modification
Agreement dated April 26, 1996 and a Second Modification dated August 9, 1996 (collectively, the "Modifications"), modifying the terms of the Loans, the RLC Note, the Term Note, the Loan Agreement and/or the Security Documents. The RLC Note and the Term Note are sometimes referred to individually and collectively as the "Note." The Note, the Loan Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loans, as modified by the Modifications, are sometimes referred to individually and collectively as the "Loan Documents." Hereinafter, "Note," "Loan Agreement," and each "Security Document," shall mean such document as modified in the Modifications.

         D. Borrower has requested that Lender provide Borrower with an additional revolving line of credit/term loan in the amount of $1,200,000.00 (the "RLT") and modify certain provisions in the Loan Documents as provided herein. Lender is willing to extend to Borrower such additional loan and so modify the Loan Documents, subject to the terms and conditions herein.

                                   AGREEMENT:

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

SECTION 1. ACCURACY OF RECITALS.

         Borrower acknowledges the accuracy of the Recitals.

SECTION 2. MODIFICATION OF LOAN DOCUMENTS; OTHER AGREEMENTS.

         2.1 Effective as of February 28, 1997, the definition of "Floating Rate" on the first page of the RLC Note is hereby amended in its entirety to read as follows:

            "Floating Rate" means the rate per annum equal to the sum of (i) one-half of one percent (O.5%) per annum, and (ii) the Prime Rate per annum as in effect from time to time. The Floating Rate will change on each day that the "Prime Rate" changes.

         2.2 The maturity date of the RLC and the RLC Note is changed from February 28, 1998, to February 28, 1999. The definition of "Maturity Date" on the first page of the RLC Note is hereby amended in its entirety to read as follows:

            "Maturity Date" means February 28, 1999.

         2.3 Recital C on page 1 of the Loan Agreement is hereby amended in its entirety to read as follows:


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            C. Borrower has also applied to Lender for a revolving line of credit/term loan facility (the "RLT" and with the RLC and the Term Loan, the "Loans") in, the principal amount of ONE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($1,200,000.00) (the "RLT Amount") for the purpose of financing leasehold improvements on Borrower's new manufacturing facility.

         2.4 The following definitions are either added to Section 1.1 of the Loan Agreement or are set forth in Section 1.1 of the Loan Agreement and are hereby amended in their entirety to read as follows:

            "Advance" means RLC Advances, the Term Advance and RLT Advances.

            "Borrowing Base" means an amount equal to:

                  (a) Eighty percent (80%) of the outstanding amount of all
            Eligible Accounts Receivable of Borrower, as determined in accordance with GAAP; plus

                  (b) The lesser of (i) forty percent (40%) of the lower of cost or market value on an inventory line item basis the Net Eligible Inventory of Borrower, as determined in accordance with GAAP, and
            (ii) $1,500,000.00.

            "Floating Rate Factor" means:

                  (a) For the RLC, one-half of one percent (0.5%).

                  (b) For the Term Loan, one and one quarter percent (1.25%).

                  (c) For the RLT, prior to the RLT Termination Date, one half of one percent (0.5%).

                  (d) For the RLT, commencing on the RLT Termination Date and continuing thereafter, one percent (1.0%).

            "Loans" means the RLC, the Term Loan and the RLT, each being a Loan.

            "Notes" means the RLC Note, the Term Note and the RLT Note, each being a Note.

            "RLC Maturity Date" means February 28, 1999.


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            "RLT": See Recital C hereto.

            "RLT Advance" means a disbursement of the proceeds of the RLT.

            "RLT Amount" means the sum of ONE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($1,200,000.00).

            "RLT Fee": See Section 5.4 hereof.

            "RLT Maturity Date" means March 31, 2002.

            "RLT Note" means the Promissory Note dated March 28, 1997 in the amount of the RLT executed by Borrower and delivered pursuant to the terms of this Loan Agreement, together with any renewals, extensions, modifications or replacements thereof.

            "RLT Termination Date" means the date that is twelve (12) months after the date of the RLT Note.

            "Unused RLT Fee": See Section 5.5 hereof.

         2.5 Section 2.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

            2.2 Revolving Line. Subject to the terms and conditions set forth in this Loan Agreement, the RLC shall be a revolving line of credit, against which RLC Advances may be made to Borrower, repaid by Borrower, and new RLC Advances made to Borrower, as Borrower may request, provided that (i) no RLC Advance shall be made if an Event of Default shall be continuing, or if any event has occurred which, with the giving of notice or passage of time, or both, would constitute an Event of Default, (ii) no RLC Advance shall be made that would cause the outstanding principal balance of the RLC to exceed the lesser of (A) the RLC Commitment, or (B) an amount equal to the Borrowing Base less the principal balance of the RLT outstanding from time to time, and
         (iii) no RLC Advance shall be made on or after the RLC Maturity Date.

         2.6 Section 2.5 of the Loan Agreement is hereby amended in its entirety to read as follows:

            2.5 Excess Balance Repayment. There shall be due and payable from Borrower to Lender, and Borrower shall immediately repay to Lender, without notice or demand, from time to time, any amount by which the outstanding principal balance of the RLC exceeds the lesser of (i) the RLC Commitment, or (ii)


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         an amount equal to the Borrowing Base less the principal balance of the
         RLT outstanding from time to time.

         2.7 Article 4 of the Loan Agreement is hereby amended in its entirety to read as follows:

                                   ARTICLE 4

                                    THE RLT

            4.1 RLT Commitment. Lender agrees to loan to or for the benefit of Borrower, and Borrower agrees to draw upon and borrow, in the manner and upon the terms and conditions contained in this Loan Agreement, amounts that in the aggregate at any time outstanding shall not exceed the RLT Amount.

            4.2 Revolving Line. Subject to the terms and conditions set forth in this Loan Agreement, prior to the RLT Termination Date, the RLT shall be a revolving line of credit, against which RLT Advances may be made to Borrower, repaid by Borrower, and new RLT Advances made to Borrower, as Borrower may request, provided that (i) no RLT Advance shall be made if an Event of Default shall be continuing, or if any event has occurred which, with the giving of notice or passage of time, or both, would constitute an Event of Default, (ii) no RLT Advance shall be made that would cause the outstanding principal balance of the RLT to exceed the RLT Amount, (iii) no RLT Advance shall be made on or after the RLT Termination Date, and (iv) no RLT Advance shall be made if, after the making of such Advance, the outstanding principal balance of the RLT plus the outstanding principal balance of the RLC would exceed the Borrowing Base. On and after the RLT Termination Date, the RLT shall no longer constitute a revolving line of credit and no further RLT Advances shall be made to Borrower under the RLT.

            4.3 RLT Note. The RLT shall be evidenced by the RLT Note, and shall bear interest and be payable to Lender upon the terms and conditions contained therein.

            4.4 Principal Prepayments. Borrower may prepay the outstanding principal balance of the RLT Note in accordance with the terms and provisions of the RLT Note, including without limitation, any prepayment premium required therein.

            4.5 Notice of RLT Advance. RLT Advances shall be made by Lender to Borrower upon written notice or telephonic notice followed by facsimile notice from Borrower to Lender specifying the date and amount of the requested RLT Advance.


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            4.6 Excess Balance Repayment. There shall be due and payable from
         Borrower to Lender, and Borrower shall immediately repay to Lender, without notice or demand, from time to time, (i) any amount by which the outstanding principal balance of the RLT exceeds the RLT Amount, and (ii) any amount by which the outstanding principal balance of the RLT plus the outstanding principal balance of the RLC exceeds the Borrowing Base.

            4.7 Method of Payment. All payments of principal of, and interest on, the RLT Note shall be made to Lender before 2:00 p.m. (Phoenix, Arizona time), in immediately available funds. All payments made on the RLT Note shall be applied, to the extent of the amount thereof, in the order of priority to be determined by Lender in its sole discretion:
         (i) to the payment of costs, fees or other charges incurred in connection with the RLT; (ii) to the payment of accrued interest on the RLT; and/or (iii) to the reduction of the principal balance.

            4.8 Conditions. Lender shall have no obligation to make any RLT Advance unless and until all of the conditions and requirements of this Loan Agreement are fully satisfied. However, Lender in its sole and absolute discretion may elect to make one or more RLT Advances prior to full satisfaction of one or more such conditions and/or requirements. Notwithstanding that such an RLT Advance or RLT Advances are made, such unsatisfied conditions and/or requirements shall not be waived or released thereby. Borrower shall be and continue to be obligated to fully satisfy such conditions and requirements, and Lender, at any time, in Lender's sole and absolute discretion, may stop making RLT Advances until all conditions and requirements are fully satisfied.

            4.9 Other RLT Advances by Lender. Lender, after giving ten (10) days written notice to Borrower, from time to time, may make RLT Advances in any amount in payment of (i) insurance premiums, taxes, assessments, liens or encumbrances existing against property encumbered by the Security Documents, (ii) interest accrued and unpaid upon the RLT,
         (iii) any charges and expenses that are the obligation of Borrower under this Loan Agreement or any Security Document, and (iv) any charges or matters necessary to preserve the property encumbered by the Security Documents or to cure any Event of Default.

            4.10 Assignment. Borrower shall have no right to any RLT Advance other than to have the same disbursed by Lender in accordance with the disbursement provisions contained in this Loan Agreement. Any assignment or transfer, voluntary or involuntary, of this Loan Agreement or any right hereunder shall not be binding upon or in any way affect Lender without its written consent; Lender may make RLT Advances under the disbursement provisions herein, notwithstanding any such assignment or transfer.

         2.8 The following new Sections 5.4 and 5.5 are hereby added to the Loan
Agreement:


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            5.4 RLT Fee. In connection with the RLT, Lender has earned and
         Borrower shall pay to Lender on or before the closing of the RLT a non-refundable RLT Fee (the "RLT Fee") in the amount of $1,000.00.

            5.5 Unused RLT Fee. Prior to the RLT Termination Date, an unused RLT fee (the "Unused RLT Fee") computed at the rate of one-quarter of one percent (.25%) per annum on the unused portion of the RLT Amount, calculated from the date of the RLT Note shall be payable monthly in arrears. For each month (or portion thereof), the unused commitment fee shall be equal to (A) the RLT Amount minus (B) the "average monthly outstandings" for the month (or portion thereof) with respect to which the Unused RLT Fee is being computed, with the resulting number multiplied by (C) one-twelfth (1/12th) of the rate per annum set forth above. As used herein, "average monthly outstandings" means the sum of the outstanding amount of the RLT Advances on each day during the month (or portion thereof for which the unused RLT Fee is being computed) with respect to which the Unused RLT Fee is being computed, divided by the number of days in that month (or portion thereof). If the unused RLT Fee is being computed for less than a full month, the percentage used in clause (C) above shall be computed on a daily basis for the number of days for which the fee is being computed.

         2.9 The Security Agreement is hereby amended to secure, in addition to the obligations and indebtedness described therein, the RLT. Section 2(c) of the Security Agreement is hereby amended in its entirety to read as follows:

            (c) Payment of the sum of $1,200,000.00 according to the terms of that Revolving Promissory Note dated March 28, 1997, made by Debtor, payable to the order of Secured Party, evidencing a revolving line of credit, all or any part of which may be advanced to Debtor, repaid by Debtor and readvanced to Debtor, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "RLT Note") (the RLC Note, the Term Note and the RLT Note are hereinafter severally and collectively called the "Note");

         2.10 Borrower agrees that pursuant to that Modification of Mortgage (Massachusetts) and that Modification of Mortgage (Indiana) the Massachusetts Mortgage and the Indiana Mortgage shall be modified to secure repayment of the RLT.

         2.11 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.


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         2.12 Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein and in any modification of mortgage executed in connection herewith.

SECTION 3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

         The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loans and the obligations of Borrower in the Loan Documents.

SECTION 4. BORROWER REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants to Lender:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loans from the most recent financial statement received by Lender.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loans or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.


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SECTION 5. BORROWER COVENANTS.

         Borrower covenants with Lender:

         5.1 Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, (i) in respect of the Loans, the Loan Documents, or the actions or omissions of Lender in respect of the Loans or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

SECTION 6. CONDITIONS PRECEDENT.

         The agreements of Lender and the modifications contained herein shall not be binding upon Lender until Lender has executed and delivered this Agreement and Lender has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to Lender and shall be subject to approval by Lender:

         6.1 An original of this Agreement fully executed by the Borrower and Bowmar/ALI;

         6.2 An original Modification of Mortgage (Indiana) fully executed by the Borrower;

         6.3 An original Modification of Mortgage (Massachusetts) fully executed by Bowmar/ALI;

         6.4 An RLT fee in the amount of $1,000.00;

         6.5 Commitments from the title insurance companies that issued the lender's ALTA extended coverage title insurance policies in connection with the Loans (the "Title Policies") to issue endorsements, in form satisfactory to Lender, to the Title Policies, insuring that the Massachusetts Mortgage and the Indiana Mortgage, as modified by the applicable Modification of Mortgage, continue to be first liens upon the real property described therein, as security for the RLC, the Term Loan and the RLT, as modified herein, subject only to those exceptions contained in the Title Policies and to such additional exceptions as Lender may specifically approve in writing


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         6.6 If Borrower or Bowmar/ALI is a corporation, limited liability company, partnership or trust, such resolutions or authorizations and such other documents as Lender may require relating to the existence and good standing of that corporation, partnership or trust, and the authority of any person executing this Agreement or other documents on behalf of that corporation, limited liability company, partnership or trust; and

         6.7 Payment of all the internal and external costs and expenses incurred by Lender in connection with this Agreement (including, without limitation, outside attorneys, appraisal, appraisal review, processing, title, filing and recording costs, expenses, and fees).

SECTION 7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE TERMINATION,
           OR WAIVER.

         The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender in respect of the Loans and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8. BINDING EFFECT.

         The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Lender and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

SECTION 9. CHOICE OF LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

SECTION 10. COUNTERPART EXECUTION.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.


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Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.



         DATED as of the date first above stated.



                                   BOWMAR INSTRUMENT CORPORATION, an
                                   Indiana corporation


                                   By: /s/ Joseph G. Warren Jr.
                                       -------------------------------
                                   Name: Joseph G. Warren Jr.
                                         -----------------------------
                                   Title: Vice President
                                          ----------------------------

                                                              BORROWER



                                   BANK ONE, ARIZONA, NA, a national banking association



                                   By: /s/ Michael McCann
                                       -------------------------------
                                   Name: Michael McCann
                                         -----------------------------
                                   Title: Vice President
                                         -----------------------------

                                                                LENDER


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                              CONSENT AND AGREEMENT


         The undersigned, as the debtor under the Massachusetts Mortgage described in the foregoing Third Modification Agreement, hereby consents and agrees to the modification of the Loan Documents, the extension of the RLT to Borrower and all other matters contained in the foregoing Third Modification Agreement and agrees that the Massachusetts Mortgage shall hereinafter secure payment of the RLT.


                                   BOWMAR/ALI, INC., a Massachusetts corporation



                                   By: /s/ Joseph G. Warren Jr.
                                       -----------------------------------------
                                   Name: Joseph G. Warren Jr.
                                       -----------------------------------------
                                   Title: Vice President
                                       -----------------------------------------


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